SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        DATE OF REPORT: MARCH 18, 1997
                        ------------------------------



                         AMERICAN BINGO & GAMING CORP.
                         -----------------------------
       (Exact name of small business issuer as specified in its charter)


              DELAWARE                 1-13530              74-2723809
              --------                 -------              ----------
  (State or other jurisdiction of     Commission        (I.R.S.  Employer
   incorporation or organization)     File Number      Identification  No.)


           515 CONGRESS AVENUE, SUITE 1200,  AUSTIN, TEXAS     78701
           -----------------------------------------------     -----
                   (Address of principal executive offices)

                                (512) 472-2041
                                --------------
                        (Registrant's telephone number)




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ITEM  5.  OTHER  EVENTS
-----------------------

FLORIDA  SETTLEMENT
-------------------

As of March 2 1997, American Bingo & Gaming Corp. (the "Registrant" or the "Company") has settled all previously disclosed legal issues with the State of Florida and fulfilled all settlement requirements. There are no further issues outstanding. Pursuant to this settlement, the Company hereby retracts the following statement from its 1995 Form 10-KSB Annual Report, "The State of Florida proved to be hostile to out-of-state ownership of Florida bingo centers and essentially forced the Company's exit from the state."





                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              AMERICAN  BINGO  &  GAMING  CORP.
                              (Registrant)


March  18,  1997              By: /s/ GREG WILSON
                                  ---------------
                              Greg  Wilson,  Principal  Executive  Officer














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